SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

April 26, 2002
Date of Report (Date of earliest event reported)

CANDLEWOOD HOTEL COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	000-21583 (Commission File Number)	48-1188025 (IRS Employer Identification Number)

8621 E. 21st Street North Suite 200 Wichita, Kansas (Address of principal executive offices)		67206 (Zip Code)

(316) 631-1300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX

Item 2. Acquisition or Disposition of Assets.

     On April 11, 2002, Candlewood Hotel Company, Inc. and certain of its subsidiaries (collectively, the “Company”) sold 21 hotels (the “Hotels”) to a subsidiary of Hospitality Properties Trust, a Maryland real estate investment trust (collectively, “HPT”), as part of a sale-leaseback arrangement. The sale to HPT and the simultaneous leaseback to the Company were made pursuant to a Purchase and Sale Agreement and an Agreement to Lease between the Company and HPT, dated as of April 11, 2002. The aggregate purchase price for the sale of the Hotels was $145 million. As a result of this sale-leaseback, 57 hotel properties are now leased by the Company under a single lease agreement with HPT.

     The Company hereby amends its Current Report on Form 8-K dated April 26, 2002 by filing certain pro forma financial information.

     The assumptions, estimates and adjustments made in preparing the pro forma financial statements are preliminary and have been made solely for purposes of developing such pro forma information. All interim financial data used to develop the unaudited pro forma condensed combining balance sheet and statements of operations are unaudited, but in the opinion of management, reflect all adjustments necessary (consisting only of normal recurring accruals) for a fair presentation thereof. However, results for interim periods may not be indicative of results that may be achieved in a full fiscal year.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(b)  Pro Forma Financial Information

     Unaudited consolidated pro forma financial information of the Company reflecting the sale of the Hotels to HPT, as of and for the three months ended March 31, 2002 and for the fiscal year ended December 31, 2001:

(c)  Exhibits

     See Index to Exhibits on page 4.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANDLEWOOD HOTEL COMPANY, INC.

Date: June 26, 2002	By:	/s/ Warren D. Fix

Name: Warren D. Fix Title: Executive Vice President, Chief Financial Officer and Secretary

3

EXHIBIT INDEX

Exhibits	Description of Document	Note

10.1	Purchase and Sale Agreement, dated as of April 11, 2002, by and among Candlewood Hotel Company, Inc. and certain of its affiliates, as sellers, and Hospitality Properties Trust, as purchaser.	(1)
10.2	Second Amended and Restated Lease Agreement, dated as of April 11, 2002, by and between HPT CW Properties Trust, as landlord, and Candlewood Leasing No. 1, Inc., as tenant.	(1)
10.3	Second Amended and Restated Assignment and Security Agreement, dated as of April 11, 2002, by and between Candlewood Leasing No. 1, Inc., assignor, and HPT CW Properties Trust, assignee.	(1)
10.4	Fourth Amendment to Agreement to Lease, dated as of April 11, 2002, by and between Hospitality Properties Trust and Candlewood Hotel Company, Inc.	(1)
10.5	Second Amended and Restated Guaranty Agreement, dated as of April 11, 2002, by Candlewood Hotel Company, Inc., as guarantor, for the benefit of HPT CW Properties Trust and Hospitality Properties Trust.	(1)
10.6	Second Amended and Restated Security Agreement, dated as of April 11, 2002, by and between Candlewood Leasing No. 1, Inc., as tenant, and HPT CW Properties Trust, as secured party.	(1)
10.7	Second Amended and Restated Stock Pledge Agreement, dated as of April 11, 2002, by Candlewood Hotel Company, Inc., as pledgor, for the benefit of HPT CW Properties Trust, as secured party.	(1)

(1)	Incorporated by reference from Candlewood Hotel Company, Inc.’s Current Report on Form 8-K filed April 26, 2002.

4

CANDLEWOOD HOTEL COMPANY, INC. AND SUBSIDIARIES
Unaudited Consolidated Pro Forma Financial Statements

     The following unaudited adjusted pro forma balance sheets at December 31, 2001 and March 31, 2002, respectively, are intended to present the financial position of the Company as if the transaction described in the Notes to the Unaudited Consolidated Pro Forma Financial Statements (the “Transaction”) was consummated at January 1, 2001 and January 1, 2002, respectively. The following unaudited adjusted pro forma statements of income are intended to present the results of operations of the Company as if the Transaction was consummated on January 1, 2001 and January 1, 2002, respectively. These unaudited adjusted pro forma financial statements should be read in conjunction with, and are qualified in their entirety by reference to, the separate financial statements of the Company as of and for the year ended December 31, 2001 and for the three months ended March 31, 2002, as filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 and its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002, respectively.

     These unaudited adjusted pro forma financial statements are not necessarily indicative of the expected financial position or results of operations of the Company for any future period. Differences would result from, among other considerations, future changes in the Company’s portfolio of investments, changes in interest rates, changes in capital structure of the Company, changes in operating results at individual hotels and changes in the Company’s operating expenses.

     The following unaudited pro forma balance sheet and unaudited pro forma statements of income were prepared pursuant to the Securities and Exchange Commission’s rules for the presentation of pro forma data. The pro forma and adjusted pro forma data give effect to the consummation by the Company of the Transaction.

CANDLEWOOD HOTEL COMPANY, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
December 31, 2001
(amounts in thousands)
(unaudited)

	Historical
	Dec. 31, 2001	Pro Forma		Proforma
	(1)	Adjustments		Dec. 31, 2001

Assets:

Investment in hotels completed and under construction:
Hotels completed	$263,160	$(168,782	)(2)	$94,378

	263,160	(168,782)		94,378

Accumulated depreciation and amortization	(24,878)	15,134	(2)	(9,744)

Net investment in hotels	238,282	(153,648)		84,634
Cash and cash equivalents	17,966	7,215	(3)	25,181
Deposits	30,086	16,000	(4)	46,086
Accounts and other receivables	4,663	1,211	(3)	5,874
Investments in joint ventures	12,994	—		12,994
Other assets	17,347	(5,915	)(5)	11,432

Total assets	$321,338	$(135,137)		$186,201

Liabilities and Stockholders’ (Deficit):

Mortgages and notes payable	$191,456	$(134,166	)(6)	$57,290
Accounts payable and other accrued expenses	16,364	(2,520)		13,844
Deferred gain on sale of hotels	16,995	9,272	(8)	26,267
Other liabilities	768	—		768

Total liabilities	225,583	(127,414)		98,169
Redeemable, convertible, cumulative preferred stock (Series “A”), $1,000 stated value, 65,000 shares authorized and outstanding net of offering costs	63,047	—		63,047
Redeemable, convertible, cumulative preferred stock (Series “B”), $1,000 stated value, 42,000 shares authorized and outstanding net of offering costs	40,491	—		40,491
Stockholders’ (Deficit):
Common stock, $.01 par value, 100,000,000 shares authorized 9,025,000 issued and outstanding	90	—		90
Additional paid-in capital	32,421	—		32,421
Accumulated deficit	(40,294)	(7,723	)(9)	(48,017)

Total stockholders’ (deficit)	(7,783)	(7,723)		(15,506)

Total liabilities and stockholders’ (deficit)	$321,338	$(135,137)		$186,201

CANDLEWOOD HOTEL COMPANY, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
March 31, 2002
(amounts in thousands)
(unaudited)

	Historical
	Mar. 31, 2002	Pro Forma		Proforma
	(1)	Adjustments		March 31, 2002

Assets:

Investment in hotels completed and under construction:
Hotels completed	$99,208	$—		$99,208
Hotels held for sale	161,403	(161,403	)(2)	—

	260,611	(161,403)		99,208

Accumulated depreciation and amortization	(27,112)	16,403	(2)	(10,709)

Net investment in hotels	233,499	(145,000)		88,499
Cash and cash equivalents	9,379	10,620	(3)	19,999
Deposits	30,086	16,000	(4)	46,086
Accounts and other receivables	5,013	1,211	(3)	6,224
Investments in joint ventures	12,519	—		12,519
Other assets	18,019	(5,569	)(5)	12,450

Total assets	$308,515	$(122,738)		$185,777

Liabilities and Stockholders’ (Deficit):

Mortgages and notes payable	$191,823	$(130,415	)(6)	$61,408
Accounts payable and other accrued expenses	15,126	(271)		14,855
Deferred gain on sale of hotels	16,712	9,673	(8)	26,385
Other liabilities	811	—		811

Total liabilities	224,472	(121,013)		103,459
Redeemable, convertible, cumulative preferred stock (Series “A”), $1,000 stated value, 65,000 shares authorized and outstanding net of offering costs	64,504	—		64,504
Redeemable, convertible, cumulative preferred stock (Series “B”), $1,000 stated value, 42,000 shares authorized and outstanding net of offering costs	41,452	—		41,452
Stockholders’ (Deficit):
Common stock, $.01 par value, 100,000,000 shares authorized 9,025,000 issued and outstanding	90	—		90
Additional paid-in capital	30,002	—		30,002
Accumulated deficit	(52,005)	(1,725	)(9)	(53,730)

Total stockholders’ (deficit)	(21,913)	(1,725)		(23,638)

Total liabilities and stockholders’ (deficit)	$308,515	$(122,738)		$185,777

CANDLEWOOD HOTEL COMPANY, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED INCOME STATEMENT
For the Year Ended December 31, 2001
(amounts in thousands, except per share data)
(unaudited)

	Historical			Pro Forma
	Year Ended			Year Ended
	December 31,	Pro Forma		December 31,
	2001 (7)	Adjustments		2001

Revenues:
Hotel operations	$127,092	$—		$127,092
Other income	3,031	—		3,031

Total hotel operating revenues	130,123	—		130,123

Proceeds from sale of hotels	28,850	145,000	(8)	173,850
Gain recognized on sale of hotels	1,280	545	(8)	1,825

Total revenues	160,253	145,545		305,798

Operating costs and expenses:
Hotel operating expenses	74,451	—		74,451
Corporate operating expenses	7,162	—		7,162
Rent expense	26,523	16,000	(9)	42,523
Hotel opening costs	230	—		230
Depreciation and amortization	11,641	(6,552	)(9)	5,089
Impairment loss on assets held for sale	—	—		—

Total operating costs and expenses	120,007	9,448		129,455

Cost of hotels sold	29,064	153,648	(9)	182,712

	11,182	(17,551)		(6,369)
Interest income	761	—		761
Interest expense	(17,081)	11,867	(9)	(5,214)

Net loss before extraordinary item	(5,138)	(5,684)		(10,822)

Extraordinary item	—	(2,039	)(9)	(2,039)

Net loss after extraordinary item	(5,138)	(7,723)		(12,861)
Preferred stock dividends	(8,025)	—		(8,025)

Net loss available to common stockholders	$(13,163)	$(7,723)		$(20,886)

Net loss per share of common stock — basic and diluted	$(1.46)	$(0.86)		$(2.31)
Weighted average shares outstanding	9,025	9,025		9,025

CANDLEWOOD HOTEL COMPANY, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED INCOME STATEMENT
For the Quarter Ended March 31, 2002
(amounts in thousands, except per share data)
(unaudited)

	Historical			Pro Forma
	3 Months Ended			3 Months Ended
	March 31,	Pro Forma		March 31,
	2002 (7)	Adjustments		2002

Revenues:
Hotel operations	$29,976	$—		$29,976
Other income	456	—		456

Total hotel operating revenues	30,432	—		30,432

Proceeds from sale of hotels	—	145,000	(8)	145,000
Gain recognized on sale of hotels	283	144	(8)	427

Total revenues	30,715	145,144		175,859

Operating costs and expenses:
Hotel operating expenses	19,202	—		19,202
Corporate operating expenses	1,442	—		1,442
Rent expense	7,174	4,000	(9)	11,174
Hotel opening costs	—	—		—
Depreciation and amortization	2,669	(1,591	)(9)	1,078
Impairment loss on assets held for sale	8,604	—		8,604

Total operating costs and expenses	39,091	2,409		41,500

Cost of hotels sold	—	145,000	(8)	145,000

	(8,376)	(2,265)		(10,641)
Interest income	93	—		93
Interest expense	(3,428)	2,344	(9)	(1,084)

Net loss before extraordinary item	(11,711)	79		(11,632)

Extraordinary item	—	(1,804	)(9)	(1,804)

Net loss after extraordinary item	(11,711)	(1,725)		(13,436)
Preferred stock dividends	(1,979)	—		(1,979)

Net loss available to common stockholders	$(13,690)	$(1,725)		$(15,415)

Net loss per share of common stock — basic and diluted	$(1.52)	$(0.19)		$(1.71)
Weighted average shares outstanding	9,025	9,025		9,025

CANDLEWOOD HOTEL COMPANY, INC. AND SUBSIDIARIES
Notes to Unaudited Consolidated Pro Forma Financial Statements
(amounts in thousands)

1)	Represents the historical balance sheet of the Company at December 31, 2001 and March 31, 2002, respectively.

2)	Represents the historical cost and accumulated depreciation of the 21 hotels sold in the Transaction at December 31, 2001 and March 31, 2002, respectively.

3)	Represents the net effect of the pro forma adjustments on cash and accounts receivable at December 31, 2001 and March 31, 2002, respectively.

	Dec. 31, 2001	Mar. 31, 2002

Purchase price	$145,000	$145,000
Security deposit placed with HPT	(16,000)	(16,000)
Release of rent guarantee deposit	10,065	10,065
Title company holdback	(1,211)	(1,211)
Repayment of mortgage loan debt	(120,666)	(119,915)
Repayment of Hilton Corporation corporate debt	(13,500)	(10,500)
Release of escrowed funds	5,915	5,569
Legal fees and closing costs	(2,388)	(2,388)

Net effect on cash	$7,215	$10,620

4)	Represents security deposit placed with HPT for the 21 hotels sold in the Transaction.

5)	Represents the release of FF&E escrowed funds from the lenders for the 21 hotels sold in the Transaction.

6)	Represents the repayment of mortgage debt and Hilton Corporation corporate debt at December 31, 2001 and March 31, 2002, respectively.

	Dec. 31, 2001	Mar. 31, 2002

Mortgage debt	$120,666	$119,915
Corporate debt	13,500	10,500

	$134,166	$130,415

7)	Represents the historical income statement of the Company for the year ended December 31, 2001 and the quarter ended March 31, 2002, respectively.

8)	Represents the sales price, cost of sales and calculation of the deferred gain on the sale of the 21 hotels at December 31, 2001 and March 31, 2002, respectively.

	Dec. 31, 2001	Mar. 31, 2002

Proceeds from sale of hotels	$145,000	$145,000
Cost of hotels sold	(145,000)	(145,000)
Transaction costs	(248)	(248)
Release of rent guarantee deposit	10,065	10,065

Deferred gain on sale of hotels	9,817	9,817
Gain recognized on sale of hotels	(545)	(144)

Adjusted proforma deferred gain on sale	$9,272	$9,673

9)	Represents the pro forma adjustment to rent expense, depreciation and amortization expense, and interest expense for the year ended December 31, 2001 and the quarter ended March 31, 2002, respectively.

	Dec. 31, 2001	Mar. 31, 2002

Gain recognized on sale of hotels	$545	$144
Rent expense	(16,000)	(4,000)
Depreciation and amortization expense	6,552	1,591
Loss on sale of assets	(8,648)	—
Interest expense	11,867	2,344
Extraordinary loss on extinguishment of debt	(2,039)	(1,804)

	$(7,723)	$(1,725)